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Exhibit 10.8

        Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

[CHICAGO MERCANTILE EXCHANGE LETTERHEAD]

March 1, 1999

Via Facsimile
John Zwingli, Group Vice President
Standard & Poor's
65 Broadway
New York, New York 10006

Re: Amendment to CME-S&P License Agreement

Dear Mr. Zwingli:

        Pursuant to Section 2(e) of the license agreement ("Agreement") between the Chicago Mercantile Exchange ("CME") and Standard & Poor's ("S&P"), dated September 24, 1997, the CME requests that Appendix 1 and Appendix 2 of the Agreement be amended to include the S&P EURO INDEX and the S&P EURO PLUS INDEX. Notwithstanding this amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        Please acknowledge your receipt and acceptance of this amendment by signing below and returning this letter to us at your earliest convenience. If you have any questions or comments, please do not hesitate to call Michael Weiner at (312) 930-3042.

Sincerely,
/s/ Craig S. Donohue
Craig S. Donohue
Agreed and Accepted:
By:	/s/ John C. Zwingli John C. Zwingli, Group Vice President Standard & Poor's
cc:	David Stafford

[CHICAGO MERCANTILE EXCHANGE LETTERHEAD]

April 14, 1999

Mr. Robert A. Shakotko
Senior Vice President, Index Services
Standard & Poor's, A Division of The McGraw-Hill Companies, Inc.
25 Broadway
New York, NY 10004-1064

Dear Mr. Shakotko:

        This letter serves to amend Section 9 of the License Agreement ("Agreement") between Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and the Chicago Mercantile Exchange ("CME"), dated September 24, 1997. The amended text of Section 9 of the Agreement is provided below with additions underscored.

          (b)  Calculation and Dissemination of Index Values. S&P or its agent shall compute and, in a manner reasonably satisfactory to CME, disseminate to CME, the value of each of the S&P Stock Indices at least once every fifteen seconds during normal trading hours. The foregoing shall be at S&P's expense, except that S&P shall not be obligated to pay for any hardware, software, communications or similar expenses associated with the receipt by CME of S&P Stock Index values. S&P, or its agent, shall provide CME each trading day with respect to each S&P Stock Index licensed to CME hereunder a special opening quotation for use in settling Indexed Contracts based on such S&P Stock Index as well as the percentage of underlying stocks that have opened trading that day in the primary market or that have resumed trading after a trading halt in the primary market. With respect to the S&P Euro Index and S&P Euro Plus Index, S&P, or its agent, shall provide CME, on the days of determination of the Final Settlement Price as designated by CME, with a special ***** quotation for use in settling contracts based on these Indices. The special ***** quotation shall be based on *****. Of the *****, shall constitute the special ***** quotation.

          Subject to Section 13 hereof, S&P shall use its best efforts: (1) to ensure the correct and timely calculation and dissemination of the S&P Stock Indices; (2) maintain a backup to verify the calculation of the S&P Stock Indices on a continuing basis; (3) take extra precautions to verify the accuracy of the daily closing index values; and (4) inform CME each day of the closing numbers for each of the S&P Stock Indices as soon as practicable after the closing of trading of the underlying stocks.

        Please review these proposed changes at your earliest convenience and acknowledge your acceptance by signing in the space provided below. Do not hesitate to contact Mr. John Labuszewski at 312-466-7469 in the CME Research Department should you have any questions or comments regarding this matter.

Sincerely,

/s/ Richard J. McDonald

Richard J. McDonald
Senior Vice President, Research
    and Chief Economist

/jwl

Agreed and Acknowledged:

/s/ Robert Shakotko
Standard & Poor's

[CHICAGO MERCANTILE EXCHANGE LETTERHEAD]

December 26, 2001

Via Facsimile
Mr. Robert Shakotko
Managing Director
Standard & Poor's
55 Water Street
New York, New York 10041

    Re:
    Amendment to CME-S&P License Agreement for the S&P E-mini MidCap 400 Index

Dear Mr. Shakotko:

        Pursuant to the license agreement ("Agreement") between the Chicago Mercantile Exchange ("CME") and Standard & Poor's ("S&P"), dated September 24, 1997, CME requests that Appendix 1 and Appendix 2 of the Agreement be amended to include the S&P E-mini MidCap 400 Index. CME further requests that Section 5(g) be added to the Agreement, as follows:

          (g)  S&P E-Mini MidCap 400 Contract. In the event CME, in addition to but not in lieu of its current S&P MidCap 400 Contract, lists for trading Indexed Contracts based on the S&P MidCap 400 Index having a contract multiplier *****, CME shall pay S&P a per-trade license fee for the ***** equal to the license fee payable hereunder for the S&P MidCap 400 Contract at the time the ***** is listed, multiplied ***** minus the percentage reduction in the size of the contract multiplier between the original S&P MidCap 400 Contract and the *****.

        Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

        Please acknowledge your receipt and acceptance of this amendment by signing below and returning this letter to us at your earliest convenience. If you have any questions or comments, please do not hesitate to call Matthew Kelly at (312) 930-3046.

Sincerely,
/s/ Matthew J. Kelly
Matthew J. Kelly
AGREED AND ACCEPTED:
By:	/s/ Robert Shakotko Robert Shakotko Managing Director Standard & Poor's
cc:	Mr. David Stafford

[CHICAGO MERCANTILE EXCHANGE LETTERHEAD]

January 17, 2002

Via Facsimile
Robert Shakotko
Managing Director
Standard & Poor's Index Services
55 Water Street, 42nd Floor
New York, New York 10041

  Re:
  Amendment to CME-S&P License Agreement for S&P/TOPIX 150 Index

Dear Mr. Shakotko:

        Pursuant to Section 2(e) of the license agreement ("Agreement") between the Chicago Mercantile Exchange ("CME") and Standard & Poor's ("S&P"), dated September 24, 1997, as amended, CME requests that Appendix 1 and Appendix 2 of the Agreement be amended to include the S&P/TOPIX 150 INDEX.

        It is agreed, however, that (i) Section 3 of the Agreement shall not apply to the S&P/TOPIX 150 Index and its associated trademarks, in that S&P's license to CME in connection therewith shall be nonexclusive and (ii) since "TOPIX" is a trademark of the Tokyo Stock Exchange, it shall for purposes of the Agreement be treated the same as the "BARRA" trademark insofar as the parties' representations, warranties, rights, covenants and agreements are concerned, and S&P hereby represents to CME that it has obtained the Tokyo Stock Exchange's consent to the sublicensing by S&P to CME of the "TOPIX" trademark in connection with the creation, marketing, trading, clearing and promotion of S&P/TOPIX 150 Indexed Contracts under the terms of the Agreement.

        In addition, CME requests that Section 5(a) of the Agreement be amended to read as follows (additions are indicated by underlines):

  5.
  LICENSE FEES.

          (a)  Basic License Fee. Except as provided below, and subject to the terms and conditions of this Agreement, CME shall pay S&P ***** for each trade of an Indexed Contract (except the S&P MidCap 400 for which the fee shall be ***** per trade), through October 21, 1997, and ***** per trade of an Indexed Contract after October 21, 1997, and through and including the date on which this Agreement is terminated or expires pursuant to the terms hereof except for the S&P TOPIX 150 for which the fee shall be as described below.

          CME shall pay S&P ***** fox each trade of a S&P/TOPIX 150 Indexed Contract at CME through and including the date on which this Agreement is terminated or expires pursuant to the terms hereof unless during the term of this Agreement the ***** of traded S&P/TOPIX 150 Indexed Contracts exceeds *****. With respect to the ***** during which the ***** of traded S&P/TOPIX 150 Indexed Contracts exceeds 5000 and for the *****, CME shall pay S&P ***** for each traded S&P/TOPIX 150 Indexed Contract, through and including the date on which this Agreement is terminated or expires pursuant to the terms hereof. The initial multiple for the S&P/TOPIX 150 Index shall be *****, which is ***** times the current size of the S&P/TOPIX 150 Index traded on the Tokyo Stock Exchange. The ***** of S&P/TOPIX 150 Indexed Contracts shall be determined by *****.

        For the Indexed Contract base notwithstanding this amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        Please acknowledge your receipt and acceptance of this amendment by signing below and returning this letter to us at your earliest convenience. If you have any questions or comments, please do not hesitate to call Matthew Kelly at (312) 930-3046.

Sincerely,
/s/ Matthew J. Kelly
Matthew J. Kelly
Agreed and Accepted:
By	/s/ Robert Shakotko Robert Shakotko Managing Director Standard & Poor's
cc:	David Stafford

[STANDARD & POOR'S LETTERHEAD]

April 22, 2002

Mr. James J. McNulty
President and Chief Executive Officer
Chicago Mercantile Exchange
30 South Wacker Drive
Chicago, Illinois 60606

    Re:
    Amendment to CME-S&P License Agreement for S&P 500 GICS Sector Indices

Dear Jim:

        Pursuant to Section 2(e) of the license agreement ("Agreement") between the Chicago Mercantile Exchange ("CME") and Standard & Poor's ("S&P"), dated September 24, 1997, as amended, S&P agrees to CME's request that Appendix 1 and Appendix 2 of the Agreement be amended to include: (i) the following S&P 500 Sector Indices: Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Health Care, Financials, Information Technology, Telecommunication Services, and Utilities; and (ii) the associated sub-indices measuring the performance of companies included in the S&P 500 industry groups and sub-industry groups, as identified and described from time to time on S&P Index Services Group's web site (spglobal.com), all of which are based on S&P's and MSCI's Global Industry Classification Standard (GICS). The sector indices and sub-indices referred to in (i) and (ii) above are collectively referred to herein as the "S&P 500 GICS Sector Indices."

        In addition, S&P agrees to CME's request that Section 5(a) of the Agreement be amended and restated to read in its entirety as follows:

          "5.    LICENSE FEES.

          (a)    Basic License Fee.    Except as provided below, and subject to the terms and conditions of this Agreement, CME shall pay S&P ***** for each trade of an Indexed Contract (except the S&P MidCap 400 for which the fee shall be ***** per trade) through October 21, 1997, and ***** per trade of an Indexed Contract after October 21, 1997, and through and including the date on which this Agreement is terminated or expires pursuant to the terms hereof except for the S&P/TOPIX 150 and the S&P 500 GICS Sector Indices, for which the fee shall be as described below.

          CME shall pay S&P ***** for each trade of an S&P/TOPIX 150 Indexed Contract at CME through and including the date on which this Agreement is terminated or expires pursuant to the terms hereof, unless during the term of this Agreement the ***** of traded S&P/TOPIX 150 Indexed Contracts exceeds *****. With respect to the ***** during which the ***** of traded S&P/TOPIX 150 Indexed Contracts exceeds ***** and for the *****, CME shall pay S&P ***** for each traded S&P/TOPIX 150 Indexed Contract, through and including the date on which this Agreement is terminated or expires pursuant to the terms hereof. The initial multiple for the S&P/TOPIX Index shall be *****, which is ***** times the current size of the S&P/TOPIX 150 Index traded on the Tokyo Stock Exchange. The ***** of S&P/TOPIX 150 Indexed Contracts shall be determined by *****.

          CME shall pay S&P ***** for each trade of an S&P 500 GICS Sector Indexed Contract at CME through and including the date on which this Agreement is terminated or expires pursuant to the terms hereof."

        For the Indexed Contract based notwithstanding this amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        Please acknowledge your receipt and acceptance of this amendment by signing below and returning this letter to us at your earliest convenience. If you have any questions or comments, please do not hesitate to call Robert Shakotko at (212) 438-3544.

Sincerely,
/s/ Hendrik J. Kranenburg
Hendrik J. Kranenburg
Agreed and Accepted:
By:	/s/ James J. McNulty James J. McNulty President and Chief Executive Officer Chicago Mercantile Exchange

AMENDMENT TO LICENSE AGREEMENT

        This Amendment to License Agreement ("First Amendment"), effective as of April 22, 2002 (the "Effective Date"), is made by and between STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc. ("S&P"), a New York corporation having an office at 55 Water Street, New York, New York 10041, and CHICAGO MERCANTILE EXCHANGE INC., successor-in-interest to CHICAGO MERCANTILE EXCHANGE ("CME"), a Delaware corporation having an office at 30 South Wacker Drive, Chicago, Illinois 60606, and amends the License Agreement entered into by S&P and CME on September 24, 1997, as said Agreement has been amended from time to time ("License Agreement").

        WHEREAS, pursuant to the License Agreement, S&P inter alia granted to CME a non-exclusive worldwide license to disseminate the S&P Stock Indices, in real-time, to and through third-party communications vendors, for information purposes, in connection with creating, marketing, trading, clearing and promoting Indexed Contracts;

        WHEREAS, S&P wishes to collect fees from certain third-party communications vendors that receive S&P Stock Indices from CME;

        WHEREAS, CME wishes to collect and share in fees from certain third-party communications vendors that receive S&P Stock Indices from CME;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

        1.    Index Value Dissemination Rights.    Section 2(c) of the License Agreement is hereby deleted and replaced with the following:

    Subject to the terms and conditions of this Agreement, S&P further grants to CME a non-exclusive worldwide license to disseminate, at CME's sole expense, the S&P Stock Indices, in real-time, to and through third-party communications vendors, for information purposes, pursuant to the terms and conditions set forth in Appendix 7.

        2.    S&P Stock Indices.    Appendix 1 of the License Agreement is hereby deleted and replaced with Attachment A to this Amendment.

        3.    Index Value Fee Collection.    Attachment B to this First Amendment is hereby added to the License Agreement as Appendix 7.

        4.    Miscellaneous.    Unless otherwise defined in this First Amendment, capitalized terms used in this First Amendment have the same meanings as set forth in the License Agreement. Except as otherwise expressly modified or amended herein, all terms and conditions contained in the License Agreement remain in full force and effect and are not altered or changed by this First Amendment.

        IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed the date first set forth above.

CHICAGO MERCANTILE EXCHANGE INC.	STANDARD & POOR'S
By: /s/ Glen Madeja	By: /s/ Bo Chuns
Print Name: Glen Madeja	Print Name: Bo Chuns
Title: Director, Information Products	Title: Managing Director Index Services

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  Exhibit 10.8